Fourth Quarter 2019 Investor Conference Call February 27, 2020 Exhibit 99.1

Safe Harbor Statement This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

2019 Highlights Commitment to Disciplined Underwriting Practices Focus on profitable premium Achieving considerable rate increases across many lines Personal Lines Growth in Profitable Programs Low-value dwelling premium and performance align with Company targets Book Value of $4.45 per share Does not include $1.41 of DTA Adjusted Total Book Value: $5.86 per share Well-Positioned for Profitable Top Line Growth

Business Mix Driving Top Line Growth in 2020: Strong commercial base provides foundation for repositioned business mix Selective growth in profitable personal lines programs Agency operation generating fee income Infrastructure in place to support anticipated double-digit top line growth in 2020 Consistent execution of underwriting guidelines & emphasis on achieving long-term rate adequacy Timing of reduction in exposure to underperforming markets proves wise as market peers follow suit Expense ratio will enter an accelerated decline as Net Earned Premiums continue to grow Runway to grow in current niche markets Leverage long-standing relationships Hospitality & Small Business markets hardening Current accident year combined ratios for Q4 2019: Commercial Lines 98% (vs. 104% for Q4 2018) Personal Lines 98.5% (vs. 113.4% for Q4 2018) Gross Written Premium for Q4 2019 Our Focus: Disciplined, Sustained, Profitable Top Line Growth to Generate Consistent Return on Equity

Commercial Lines Overview Commercial Lines represented roughly 92% of the premium written in Q4 2019 As anticipated, Michigan is our largest state in terms of premium for 2019 Conifer continues to write Commercial Lines in all 50 states YE December 31, 2019 Top Five States Gross Written Premium $ in thousands Michigan $ 19,338 20.5% Florida 16,020 17.0% New York 7,955 8.4% California 7,037 7.5% Pennsylvania 5,881 6.2% All Other 38,160 40.4% Total $ 94,391 100.0% Gross Written Premium 10.6% Decrease $26.1M $23.3M

Personal Lines Overview Personal Lines production was approximately 8% of total premium in Q4 2019 Reflects growth in low-value dwelling segment with Texas as largest state Continuing efforts to reduce wind exposure overall YE December 31, 2019 Top Five States Gross Written Premium $ in thousands Texas $ 2,423 32.5% Indiana 1,958 26.2% Nevada 1,321 17.7% Florida 972 13.0% Illinois 511 6.8% All Other 277 3.8% Total $ 7,462 100.0% Gross Written Premium 52.8% Increase $1.3M $2.1M

Q4 2019 Results Overview: Reflects Underwriting Discipline Gross Written Premium: GWP was $25.4M in Q4 2019, and $101.9M for the full year Commercial Lines GWP decreased approximately 6.7% sequentially from Q3 2019 Small Business segment performed well in Q4 2019, delivering a solid combined ratio Commercial Lines accident year combined ratio for Q4 2019 was 98.0% Commercial Lines AY combined ratio for the full year ended December 31, 2019 was 97.6% Personal Lines GWP increased 52.8% over Q4 2018, in historically profitable business lines Personal Lines accident year combined ratio for Q4 2019 was 98.5% Overall GWP decreased 7.5% from Q4 2018 Net Earned Premium: NEP was $23.3M in Q4 2019, up 2.9% from $22.6M in Q4 2018 Commercial Lines NEP saw a slight increase to $21.6M for Q4 2019, up from $21.1M in Q4 2018 Personal Lines NEP was $1.7M for Q4 2019, an 11% increase over the same period in 2018 Gross Written Premium 7.5% Decrease $27.4M $25.4M

Continued focus on disciplined underwriting to drive overall combined ratio improvement Commercial Lines combined ratio was 111.3% in Q4 2019 (AY combined ratio of 98.0%) 92% of total premiums in Q4 2019 were from core commercial business Expecting continued growth in both hospitality and small business programs in 2020 Continuing to reduce Florida Commercial lines exposure, especially in the tri-country area Results Overview: Combined Ratio 123.0% 112.9% 1010 basis point improvement

For Q4 2019, the consolidated loss ratio was 68.6%, down 8.8 percentage points from Q4 2018 Commercial Lines loss ratio was 67.7% in Q4 2019 (63.3% for full year 2019) Personal Lines loss ratio was 80.5% Ongoing trend of shifting away from wind-exposed Personal Lines premium Continued focus on disciplined growth in solidly performing core lines of business Results Overview: Loss Ratio 880 basis point improvement

Results Overview: Expense Ratio Ongoing efforts to reduce expense ratio and continued expense management As NEP continues to grow, the Expense Ratio will decrease accordingly Expense Ratio dropped in Q4 2019 to 44.3% 130 basis point improvement from Q4 2018 130 basis point improvement

Net Investment Income for YE 2019:$4.0M Net Investment Income for Q4 2019:$860K Highly liquid portfolio of investment grade debt securities Total cash & investment securities of $177M at December 31, 2019: Average duration: 3 years Average tax-equivalent yield: ~2.6% Average credit quality: AA Q4 2019 Investment Portfolio Debt Security Portfolio Credit Rating $ in thousands December 31, 2019 Fair Value % of Total AAA $ 52,400 40% AA 44,540 34% A 18,340 14% BBB 15,720 12% Total Debt Securities $ 131,000 100% Debt Security Portfolio Allocation

Financial Results: Q4 2019 Income Statement Company reported net loss of $3.0 million or $0.32 per share for Q4 2019 For Q4 2019, adjusted operating loss was $3.4 million, or $0.35 per share Three Months Ended December 31, ($ in thousands, except per share data) 2019 2018 Gross Written Premium $ 25,391 $ 27,440 Net Written Premium 22,162 23,800 Net Earned Premium 23,278 22,623 Net Income (Loss) (3,028) (4,776) EPS, Basic and Diluted $ (0.32) $ (0.56) Adjusted Operating Income (Loss) (3,394) (4,178) Adjusted Operating Income (Loss) per share $ (0.35) $ (0.49)

Financial Results: Consolidated Balance Sheet Summary Balance Sheet $ in thousands December 31, 2019 December 31, 2018 Cash & Invested Assets $ 177,196 $ 150,894 Reinsurance Recoverables 27,734 34,745 Goodwill and Intangible Assets 985 985 Total Assets $ 247,265 $ 232,752 Unpaid Losses and Loss Adjustment Expenses 107,246 92,807 Unearned Premiums 51,503 52,852 Debt 35,824 33,502 Total Liabilities $ 204,540 $ 190,589 Total Shareholders' Equity $ 42,725 $ 42,163 Shareholders’ equity of $42.7 million – book value of $4.45 a share $1.41 per share full valuation allowance against deferred tax assets not reflected in book value Total adjusted book value of $5.86 as of quarter ended December 31, 2019

Summary Financial Statements: Income Statement Operating Results Three Months Ended December 31,  $ in thousands, except per share data 2019 2018 Gross Written Premiums $ 25,391 $ 27,440 Ceded Written Premiums (3,229) (3,640) Net Written Premiums 22,162 23,800 Net Earned Premiums 23,278 22,623 Net Investment Income 860 911 Net Realized Investment Gains 72 (91) Change in Fair Value of Equity Securities 288 237 Other Income 542 370 Total Revenue 25,040 24,050 Losses and Loss Adjustment Expenses, Net 16,049 17,565 Policy Acquisition Costs 6,959 6,097 Operating Expenses 4,622 4,407 Interest Expense 727 810 Total Expenses 28,357 28,879 Income (Loss) before Equity Earnings and Income Taxes (3,317) (4,829) Equity Earnings of Affiliates, Net of Tax 167 53 Income Tax (Benefit) Expense (122) -- Net Income (Loss) (3,028) (4,776) Earnings (Loss) per Common Share, Basic and Diluted (0.32) (0.56) Weighted Average Common Shares Outstanding, Basic and Diluted 9,591,387 8,580,466

Adjusted Operating EPS Definitions of Non-GAAP Measures Conifer prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data. We believe that investors’ understanding of Conifer’s performance is enhanced by our disclosure of adjusted operating income. Our method for calculating this measure may differ from that used by other companies and therefore comparability may be limited. We define adjusted operating income (loss), a non-GAAP measure, as net income (loss) excluding net realized investment gains and losses, and other gains and losses, after-tax, and excluding the tax impact of changes in unrealized gains and losses. Beginning in 2018, the change in fair value of equity securities, net of tax, and the deferred gain on losses ceded to the ADC are also excluded from net income to arrive at adjusted operating income. We use adjusted operating income as an internal performance measure in the management of our operations because we believe it gives our management and other users of our financial information useful insight into our results of operations and our underlying business performance.     Three Months Ended December 31,   Year Ended December 31,     2019   2018   2019   2018     (dollar in thousands, except share and per share amounts)                 Net income (loss) $ (3,028)   $ (4,776)   $ (7,822)   $ (9,227) Less:               Net realized investment gains (losses), net of tax 72   (91)   1,196   61 Tax effect of unrealized gains on investments 6   -   824   - Change in fair value of equity securities, net of tax 288   237   (427)   121 Net decrease (increase) in deferred gain on losses                 ceded to ADC, net of tax -   (744)   5,677   (5,677) Adjusted operating income (loss) $ (3,394)   $ (4,178)   $ (15,092)   $ (3,732)                   Weighted average common shares, diluted 9,591,387   8,580,466   8,880,107   8,543,876                   Diluted income (loss) per common share:                 Net income (loss) $ (0.32)   $ (0.56)   $ (0.88)   $ (1.08)   Less:                 Net realized gains (losses) and other gains, net of tax -   (0.01)   0.13   0.01   Tax effect of unrealized gains on investments -   -   0.09   -   Change in fair value of equity securities, net of tax 0.03   0.02   (0.05)   0.01   Net decrease (increase) in deferred gain on losses                 ceded to ADC, net of tax -   (0.08)   0.64   (0.66)   Adjusted operating income (loss), per share $ (0.35)   $ (0.49)   $ (1.69)   $ (0.44)